March 10, 2026

FILED VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:
Wilton Reassurance Life Co. of New York Separate Account A
File No. 811-07467

Members of the Commission:

On behalf of Wilton Reassurance Life Company of New York and Wilton Reassurance Life Co. of New York Separate Account A, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds for the period ended December 31, 2025, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
AB Variable Products Series Fund, Inc.	811-05398
Allspring Variable Trust	811-09255
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Stock Index Fund, Inc.	811-05719
BNY Mellon Variable Investment Fund	811-05125
Delaware VIP Trust	811-05162
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Lincoln Variable Insurance Products Trust	811-08090
Lord Abbett Series Fund, Inc.	811-05876
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
Morgan Stanley Variable Insurance Fund, Inc.	811-07607

801 Main Avenue, 5th Floor, Norwalk, CT 06851 t: 203.762.4400

Fund Company	1940 Act Registration No.
PIMCO Variable Insurance Trust	811-08399
Putnam Variable Trust	811-05346

Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

If you have any questions regarding this filing, please do not hesitate to contact me directly.

Very truly yours,

/s/ Karen Carpenter
Karen Carpenter
Chief Compliance Officer – Separate Accounts

Telephone: 319-491-8364
kcarpenter@wiltonre.com